Exhibit 10.1


GROHE HOLDING GMBH, HEMER



Consolidated EBITDA
Years ended December 31, 2002, 2001 and 2000

GROHE HOLDING GMBH, HEMER



CONSOLIDATED EBITDA
DERIVED FROM FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH US GAAP FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000 AS DEFINED IN THE INDENTURE IN THOUSANDS OF EURO:


The indenture governing our 11.5% senior notes requires us to calculate consolidated EBITDA derived from financial statements prepared in accordance with US GAAP. As not all companies do calculate EBITDA or similarly titled financial measures in the same manner, other companies' disclosure of EBITDA may not be comparable with EBITDA presented below. EBITDA should be considered in addition to, not as a substitute for, operating income (loss), net income
(loss), cash flow or other measures of financial performance reported in accordance with US GAAP.



                                                                   Year ended            Year ended            Year ended
                                                                December 31, 2002     December 31, 2001     December 31, 2000
                                                              --------------------- --------------------- ----------------------
Consolidated net income (loss) as defined in the Indenture:
   Net loss as reported in the consolidated statements of      23,551               (30,113)              (21,940)
      operations
   Extraordinary loss, net of applicable income taxes                0                    0                 3,008
   Income from equity method investees
      not received as a cash distribution                        (540)                    0                  (579)
                                                              -----------           -----------           -----------
         Consolidated net income (loss) as defined in the                 23,011               (30,113)              (19,511)
            Indenture

Additions to / deductions from consolidated net income:
   Income tax expense (benefit)                                           26,332                (5,828)              (28,353)
   Consolidated interest expense
      Interest expense as reported in the consolidated
         statements of operations                              70,407                80,328                88,437
      Net payments pursuant to interest rate swaps              2,252                   777                 2,819
                                                              -----------           -----------           -----------
         Total consolidated interest expense                              72,659                81,105                91,256
   Depreciation expense                                                   47,872                54,078                55,890
   Amortization of software                                                4,020                 3,372                 3,588
   Amortization of goodwill and tradename from acquisitions               19,341                55,099                54,521
   Noncash charges                                                         4,639                   765                 1,793

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EBITDA                                                                    197,874              158,478               159,184
--------------------------------------------------------------------------------------------------------------------------------

GROHE HOLDING GMBH, HEMER



CONSOLIDATED EBITDA
DERIVED FROM FINANCIAL STATEMENTS PREPARED IN ACCORDANCE WITH GERMAN GAAP FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000 AS DEFINED IN THE INDENTURE IN THOUSANDS OF EURO:


The indenture governing our 11.5% senior notes requires us to calculate consolidated EBITDA derived from financial statements prepared in accordance with German GAAP. As not all companies do calculate EBITDA or similarly titled financial measures in the same manner, other companies' disclosure of EBITDA may not be comparable with EBITDA presented below.


                                                                    Year ended            Year ended           Year ended
                                                                December 31, 2002     December 31, 2001     December 31, 2000
                                                              --------------------- --------------------- ----------------------
 Consolidated net income (loss) as defined in the Indenture:
    Net loss as reported in the consolidated statements of    (21,228)              (38,485)              (50,820)
       operations
    Profit attributable to minority interests                 (1,176)                  (923)               (2,978)
    Income from equity method investees
       not received as a cash distribution                      (540)                     0                  (579)
                                                                                    -----------           -----------
          Consolidated net income (loss) as defined in the               (22,944)              (39,408)              (54,377)
             Indenture

 Additions to / deductions from consolidated net income:
    Income tax expense (benefit)                                          23,452                11,205               (19,591)
    Consolidated interest expense
       Interest expense a s reported in the consolidated
          statements of operations                                        63,736                74,017                80,843
    Depreciation expense                                                  48,183                52,593                56,207
    Amortization of software                                               3,245                 2,621                 4,534
    Amortization of goodwill and tradename from acquisitions              66,986                66,987                66,641
    Noncash charges                                                            0                   765                     0

--------------------------------------------------------------------------------------------------------------------------------
 EBITDA                                                                  182,658               168,780               134,257
--------------------------------------------------------------------------------------------------------------------------------